UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders on May 21, 2018. The proposals submitted by the Board of Directors to a vote of stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1— Election of Directors

The following nominees were elected by stockholders to serve as Class III directors until the Company’s 2021 Annual Meeting of Stockholders:

Nominees for Class III director:	For	Withheld	Broker Non-Votes
Joerg C. Laukien	144,813,100	2,047,057	3,662,029
William A. Linton	144,618,469	2,241,688	3,662,029
Adelene Q. Perkins	140,116,108	6,744,049	3,662,029

Proposal No. 2 — Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the 2017 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
145,190,223	1,644,260	25,674	3,662,029

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
149,780,491	728,326	13,369	—

Section 8 — Other Events

Item 8.01.        Other Events.

Effective May 11, 2018, the Board of Directors approved the following changes to service on the Compensation and Nominating Committees of the Company’s Board of Directors: independent director Cynthia Friend was elected to serve as a member of the Compensation Committee; independent director Richard Packer was elected to serve as Chair of the Compensation Committee, succeeding Richard Kniss in that position; and independent director Marc Kastner was elected to serve as Chair of the Nominating Committee, succeeding Mr. Packer in that position.  Mr. Packer continues to serve as a member of the Nominating Committee. Mr. Kniss’ term of service on the Company’s Board of Directors expired at the 2018 Annual Meeting of Stockholders. The Company deeply appreciates Mr. Kniss’ fifteen years of dedicated service as a director on behalf of the Company and its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: May 21, 2018	By:	/s/GERALD N. HERMAN
Gerald N. Herman
Interim Chief Financial Officer &
Vice President